Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management	Financial Instruments and Risk Management
Financial Instruments
The Company’s financial instruments include cash and cash equivalents, accounts receivable, restricted cash, accounts payable and accrued liabilities, short-term debt, long-term debt, derivatives, portions of other assets, lease liabilities and other long-term liabilities. Derivative instruments are measured at fair value through profit or loss (”FVTPL”). The Company’s remaining financial instruments are measured at amortized cost. For financial instruments measured at amortized cost, the carrying values approximate their fair value with the exception of long-term debt.
The following table summarizes the Company’s financial instruments that are carried at fair value in the consolidated balance sheets:

Financial Instruments at Fair Value
($ millions)	December 31, 2020	December 31, 2019
Commodity contracts – FVTPL
Natural gas(1)	33	31
Crude oil(2)	8	11
Crude oil call options(3)	(23)	(2)
Crude oil put options(3)	8	(4)
Foreign currency contracts – FVTPL
Foreign currency forwards	—	2
Other assets – FVTPL	1	1
End of year	27	39
(1)    Natural gas contracts includes a $25 million increase at December 31, 2020 (December 31, 2019 – $4 million decrease) to the fair value of held-for-trading inventory, recognized in the consolidated balance sheets, related to third party physical purchase and sale contracts for natural gas held in storage. Total fair value of the related natural gas storage inventory was $37 million at December 31, 2020 (December 31, 2019 – $19 million).
(2)    Crude oil contracts includes a $5 million increase at December 31, 2020 (December 31, 2019 – $12 million increase) to the fair value of held-for-trading inventory, recognized in the consolidated balance sheets, related to third party crude oil physical purchase and sale contracts. Total fair value of the related crude oil inventory was $84 million at December 31, 2020 (December 31, 2019 – $136 million).
(3)    Excludes net unsettled premiums of $12 million.
The fair value of long-term debt represents the present value of future cash flows associated with the debt. Market information, such as treasury rates and credit spreads, are used to determine the appropriate discount rates. These fair value determinations are compared to quotes received from financial institutions to ensure reasonability. At December 31, 2020, the carrying value of the Company’s long-term debt was $6.1 billion and the estimated fair value was $6.6 billion (December 31, 2019 – carrying value of $5.0 billion, estimated fair value of $5.3 billion).
All financial assets and liabilities are classified as Level 2 fair value measurements, except commodity put and call options under a short-term hedging program, which are classified as Level 1 fair value measurements as they are determined using quoted market prices. During the year ended December 31, 2020, there were no transfers between Level 1 and Level 2 fair value measurements, and no transfers into or out of Level 3 fair value measurements.
Risk Management Overview
The Company is exposed to risks related to the volatility of commodity prices, foreign exchange rates and interest rates. It is also exposed to financial risks related to liquidity, credit and contract risks. The current challenging economic climate has significantly increased the Company’s exposure to these risks. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions; however, the success of these interventions is not currently determinable. Risk management strategies and policies are employed to ensure that any exposures to risk are in compliance with the Company’s business objectives and risk tolerance levels. Responsibility for the oversight of risk management is held by the Company’s Board of Directors and is implemented and monitored by senior management within the Company.
a)Market Risk
i)Commodity Price Risk Management
The Company uses derivative commodity instruments to manage exposure to price volatility on a portion of its crude oil and natural gas production, and it also uses firm commitments for the purchase or sale of crude oil and natural gas. These contracts meet the definition of a derivative instrument and have been recorded at their fair value in accounts receivable, inventory, other assets, accounts payable and accrued liabilities and other long-term liabilities. All derivatives are measured at fair value through profit or loss other than non-financial derivative contracts that meet the Company’s own use requirements.
At December 31, 2020, the Company was party to crude oil purchase and sale derivative contracts to mitigate its exposure to fluctuations in the benchmark price between the time a sales agreement is entered into and the time inventory is delivered. The Company was also party to third party physical natural gas purchase and sale derivative contracts in order to mitigate commodity price fluctuations. For the year ended December 31, 2020, the net unrealized loss recognized on the derivative contracts was $1 million (2019 - net unrealized loss of $38 million).
During the year ended December 31, 2020, the Company continued a commodity short-term hedging program using put and call options to manage risks related to volatility of commodity prices.

Western Texas Intermediate Crude Oil Call and Put Option Contracts
Type	Transaction	Term	Volume (bbls/day)	Price (US/$bbl)(1)
Call options	Sold	January - March 2021	82,337	48.11
Put options	Bought	January - March 2021	95,380	41.25
Put options	Sold	January - March 2021	6,522	37.00
(1) Prices reported are the weighted average prices for the period.
For the year ended December 31, 2020, the Company incurred an unrealized loss of $9 million (December 31, 2019 – $6 million). For the year ended December 31, 2020, the Company incurred a realized gain of $88 million (December 31, 2019 – $16 million). These amounts are recorded in other - net in the consolidated statements of loss.
II)Foreign Exchange Risk Management
The Company’s results are affected by the exchange rates between various currencies and the Company’s functional currency in Canadian dollars. As the majority of the Company’s revenues are denominated in U.S. dollars or based upon a U.S. benchmark price, fluctuations in the value of the Canadian dollar relative to the U.S. dollar may affect revenues significantly. To limit the exposure to foreign exchange risk, the Company hedges against these fluctuations by entering into short-dated foreign exchange contracts to fix the exchange rate for conversion of U.S. revenue dollars.
Foreign exchange fluctuations will result in a change in value of the U.S. dollar denominated debt and related finance expense when expressed in Canadian dollars. At December 31, 2020, the Company had designated US $2.4 billion denominated debt as a hedge of the Company’s selected net investments in its foreign operations with a U.S. dollar functional currency (December 31, 2019 – US$2.4 billion). For the year ended December 31, 2020, the unrealized gain arising from the translation of the debt was $44 million (December 31, 2019 – unrealized gain of $146 million), net of tax expense of $6 million (December 31, 2019 – expense of $30 million), which was recorded in hedge of net investment within OCI.
III)Interest Rate Risk Management
The Company is exposed to fluctuations in short-term interest rates as the Company maintains a portion of its debt capacity in revolving and floating rate bank facilities and invests surplus cash in short-term debt instruments and money market instruments. The Company is also exposed to interest rate risk when fixed rate debt instruments are maturing and require refinancing or when new debt capital needs to be raised.
By maintaining a mix of both fixed and floating rate debt, the Company mitigates some of its exposure to interest rate changes. The optimal mix maintained will depend on market conditions. The Company may also enter into fair value or cash flow hedges using interest rate swaps.
IV)Offsetting Financial Assets and Liabilities
The tables below outline the financial assets and financial liabilities that are subject to set-off rights and related arrangements, and the effect of those rights and arrangements on the consolidated balance sheets:

	As at December 31, 2020
Offsetting Financial Assets and Liabilities ($ millions)	Gross Amount	Amount Offset	Net Amount
Financial Assets
Financial derivatives	69	(51)	18
Normal purchase and sale agreements	391	(311)	80
End of year	460	(362)	98
Financial Liabilities
Financial derivatives	(116)	87	(29)
Normal purchase and sale agreements	(540)	307	(233)
End of year	(656)	394	(262)

	As at December 31, 2019
Offsetting Financial Assets and Liabilities ($ millions)	Gross Amount	Amount Offset	Net Amount
Financial Assets
Financial derivatives	79	(26)	53
Normal purchase and sale agreements	817	(274)	543
End of year	896	(300)	596
Financial Liabilities
Financial derivatives	(48)	25	(23)
Normal purchase and sale agreements	(843)	281	(562)
End of year	(891)	306	(585)
V)Market Risk Sensitivity Analysis
A sensitivity analysis for commodities and foreign currency exchange risks has been calculated by increasing or decreasing commodity prices or foreign currency exchange rates, as appropriate. These sensitivities represent the increase or decrease in loss before income taxes resulting from changing the relevant rates, with all other variables held constant. These sensitivities have only been applied to financial instruments held at fair value. The Company’s process for determining these sensitivities has not changed during the year.

Commodity Price Risk(1)
($ millions)	10% price increase	10% price decrease
Crude oil price	(8)	8
Natural gas price	(2)	2
(1)    Based on average crude oil and natural gas market prices as at December 31, 2020.
b)Financial Risk
i)Liquidity Risk Management
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. The Company’s processes for managing liquidity risk include ensuring, to the extent possible, that it has access to multiple sources of capital including cash and cash equivalents, cash from operating activities, undrawn credit facilities and capacity to raise capital from various debt and equity capital markets under its shelf prospectuses. The Company prepares annual capital expenditure budgets, which are monitored and updated as required. In addition, the Company requires authorizations for expenditures on projects, which assists with the management of capital.
Since the Company operates in the oil and gas industry, it requires significant cash to fund capital programs necessary to maintain or increase production, develop reserves, acquire strategic oil and gas assets and repay maturing debt. The Company’s capital programs have been funded principally by cash provided from operating activities and issuances of debt and equity. During times of low oil and gas prices, a portion of capital programs can generally be deferred. However, due to the long cycle times and the importance to future cash flow of maintaining the Company’s production, it may be necessary to utilize alternative sources of capital to continue the Company’s strategic investment plan during periods of low commodity prices. As a result, the Company frequently evaluates the options available with respect to sources of short and long-term capital resources. Occasionally, the Company will economically hedge a portion of its production to protect cash flow in the event of commodity price declines.
The Company had the following available credit facilities as at December 31, 2020:

Credit Facilities
($ millions)	Available	Unused
Operating facilities(1) (note 15)	975	508
Syndicated bank facilities(2) (note 17)	4,000	3,650
End of year	4,975	4,158
(1)    Consists of demand credit facilities.
(2)    Commercial paper outstanding is supported by the Company’s Syndicated credit facilities.
In addition to the credit facilities listed above, the Company had unused capacity under the Canadian Shelf Prospectus of $1.75 billion and unused capacity under the U.S Shelf Prospectus and related U.S registration statement of US$3.0 billion. The ability of the Company to raise additional capital utilizing these Shelf Prospectuses is dependent on market conditions.
The Company believes it has sufficient funding through the use of these facilities and access to the capital markets to meet its future capital requirements.
ii) Credit and Contract Risk Management
Credit and contract risk represent the financial loss that the Company would suffer if a counterparty in a transaction fails to meet its obligations in accordance with the agreed terms. The Company actively manages its exposure to credit and contract execution risk from both a customer and a supplier perspective. The Company’s accounts receivables are broad based with customers in the energy industry and midstream and end user segments and are subject to normal industry risks. The Company’s policy to mitigate credit risk includes granting credit limits consistent with the financial strength of the counterparties and customers, requiring financial assurances as deemed necessary, reducing the amount and duration of credit exposures and close monitoring of all accounts. The Company is closely monitoring counterparty and customer risk in the current economic climate. The Company had one external customer that constituted more than 10% of gross revenues during the years ended December 31, 2020 and December 31, 2019. Sales to this customer were approximately $2.3 billion for the year ended December 31, 2020 (December 31, 2019 – $3.9 billion).
Cash and cash equivalents include cash bank balances and short-term deposits maturing in less than three months. The Company manages the credit exposure related to short-term investments by monitoring exposures daily on a per issuer basis relative to predefined investment limits.
The carrying amounts of cash and cash equivalents, accounts receivable and restricted cash represent the Company’s maximum credit exposure.
The Company’s accounts receivable was aged as follows at December 31, 2020:

Accounts Receivable Aging
($ millions)	December 31, 2020
Current	1,076
Past due (1 – 30 days)	63
Past due (31 – 60 days)	4
Past due (61 – 90 days)	3
Past due (more than 90 days)	9
Provision for expected credit losses	(36)
1,119
The Company recognizes a valuation provision when collection of accounts receivable is in doubt. Accounts receivable are impaired directly when collection is no longer expected. For the year ended December 31, 2020, the Company wrote off $1 million (December 31, 2019 – $4 million) of uncollectible receivables.

Disclosure of detailed information about hedged items [text block]

Western Texas Intermediate Crude Oil Call and Put Option Contracts
Type	Transaction	Term	Volume (bbls/day)	Price (US/$bbl)(1)
Call options	Sold	January - March 2021	82,337	48.11
Put options	Bought	January - March 2021	95,380	41.25
Put options	Sold	January - March 2021	6,522	37.00
(1) Prices reported are the weighted average prices for the period.